Staff costs	6 Months Ended
Jun. 30, 2022
Staff costs
Staff costs

18. Staff costs

	For the three months		For the six months
	ended June 30,		ended June 30,
	2022	2021	2022	2021
Wages and salaries	649,639	816,750	1,472,876	1,592,602
Social charges and insurances	100,542	118,595	219,688	217,606
Value of share-based services	550,221	260,976	1,712,670	404,394
Retirement benefit (note 14)	51,682	77,064	139,823	(51,258)
Total staff costs	1,352,084	1,273,385	3,545,057	2,163,344

During the six-month period ended June 30, 2022, total staff costs increased by CHF 1.4 million compared to the same period ended June 30, 2021, primarily due to higher share-based compensation cost for CHF 1.2 million, related to the reduction of the exercise price of the equity incentive units granted to employees to CHF 1.00 on January 4, 2022.